UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2007

TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.) (Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	000-29249 (Commission File Number)	16-1499611 (IRS Employer Identification No.)

2600 Center Square West, 1500 Market Street, Philadelphia, PA (Address of Principal Executive Offices)	19102 (Zip Code)

Registrant’s Telephone Number, including area code: (215) 496-8102

NOT APPLICABLE (Former Name or Former Address, if Changes Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 24, 2007, the Company issued the following press release:

TRUE PRODUCT ID RECEIVES INITIAL BRIDGE FINANCING

TO FULFILL CHINA ORDERS

BEIJING and PHILADELPHIA, January 24, 2007 -- True Product ID, Inc. (TPID) (OTCBB: TPDI) announced that on January 17, 2007 it had closed a bridge financing with a private investor.  A portion of these proceeds will go to fulfill existing orders in China.  TPID will send a representative from the US to Beijing to work with its Chinese joint venture partner to fulfill these orders.  The bridge financing is structured in the form of a subordinated convertible note, and is part of TPID’s ongoing efforts to secure financing to enable TPID to meet the demand for its products and services.  TPID believes that this is another important milestone in the Company’s growth.

A copy of this press release is attached as Exhibit  99.1 hereto. The reader is advised to read the press release in its entirety.

Item 9.01.  Financial Statements, Pro forma Financial Information and Exhibits

(c)

Exhibits

Exhibits

Description

99.1

Press Release dated January 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc.

By   /s/ Richard A. Bendis

     Richard A. Bendis

President and Chief Executive Officer

Date:  January 24, 2007

EXHIBIT INDEX

99.1

Press Release dated January 24, 2007.

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